EXHIBIT 99.1

KORU MEDICAL SYSTEMS ANNOUNCES Q2 2025 FINANCIAL RESULTS, INCLUDING RECORD DOUBLE-DIGIT REVENUE, AND RAISES 2025 REVENUE GUIDANCE

MAHWAH, NJ – August 6, 2025 – KORU Medical Systems, Inc. (NASDAQ: KRMD) (“KORU Medical” or the “Company”), a leading medical technology company focused on development, manufacturing, and commercialization of innovative and patient-centric large volume subcutaneous infusion solutions, today reported financial results for the second quarter ended June 30, 2025.

Financial Highlights

●	Second quarter 2025 net revenues of $10.2 million, a 21% increase over the prior year period

●	Core business (Domestic and International) net revenues of $9.3 million, a 19% increase over the prior year period

●	Pharma Services and Clinical Trials (PST) net revenues of $0.9 million, a 42% increase over the prior year period

●	Gross profit of $6.5 million, an 18% increase over the prior year period, and gross margin of 63.5%

●	Ending cash balance of $8.1 million reflective of a quarterly cash usage of $0.6 million driven by improved gross profit and increased operating leverage

●	Raising full year 2025 revenue guidance to $39.5 - $40.5 million, representing growth of 18% - 20%, from prior range of $38.5 - $39.5 million; reiterating full year gross margin guidance of 61% - 63%, and positive cash flow from operations for full year 2025 with ending cash balance greater than $8.1 million

Business Highlights

●	Adam Kalbermatten joins as Chief Commercial Officer, bringing 20 years of success leading drug delivery partnerships across pharma and biotech.

●	Freedom Infusion System™ indicated for use with recently expanded indication of Empaveli® for C3G and Primary IC-MPGN treatment.

●	Submitted for FDA 510(k) clearance for a commercialized rare disease biologic drug with the Freedom Infusion System™

“We achieved a milestone this quarter, surpassing $10 million in revenue for the first time and delivering our sixth consecutive quarter of double-digit growth,” said Linda Tharby, President and CEO of KORU Medical. “Strategically, we continued to outperform the strong SCIg market through global share gains, advanced our international expansion, and submitted a 510(k) filing to add a new drug to our Freedom Infusion System. Operationally, we delivered positive adjusted EBITDA, reflecting our disciplined execution and focused capital allocation, while continuing to invest in strategic growth areas. We believe this performance positions us well to drive continued shareholder value as we scale.”

2025 Second Quarter Financial Results

	Three Months Ended June 30,		Change from Prior Year		% of Net Revenues
	2025	2024	$	%	2025	2024
Net Revenues
Domestic Core	$7,097,285	$6,156,098	$941,187	15.3%	69.6%	73.0%
International Core	2,180,111	1,628,191	551,920	33.9%	21.4%	19.3%
Total Core	9,277,396	7,784,289	1,493,107	19.2%	91.0%	92.3%
Pharma Services and Clinical Trials	917,404	645,800	271,604	42.1%	9.0%	7.7%
Total	$10,194,800	$8,430,089	$1,764,711	20.9%	100%	100%

Total net revenues increased $1.8 million, or 20.9%, to $10.2 million for the three months ended June 30, 2025, as compared to $8.4 million in the prior year period. Domestic core revenues were $7.1 million, an increase of 15.3% over the prior year period, primarily due to higher consumable volumes, driven by new patient starts and market share gains from new and existing accounts, supported by a strong underlying SCIg market. International core revenues were $2.2 million, an increase of 33.9% over the prior year period, primarily due to higher consumable and pump volumes, driven by prefill patient conversions, new patient starts, market share gains within existing markets, and entry into new geographic markets. Pharma services and clinical trials net revenues were $0.9 million, an increase of 42.1% over the prior year period, primarily driven by higher revenues from product sales for clinical trials.

Gross profit increased $1.0 million, or 18.2%, to $6.5 million in the three months ended June 30, 2025, as compared to $5.5 million in the prior year period. Gross margin decreased to 63.5% in the three months ended June 30, 2025, as compared to 65.0% in the prior year period.  The decrease in gross margin was primarily driven by a favorable inventory valuation adjustment that occurred in the prior year period and tariff related charges in the current year, partially offset by volume efficiencies, and stronger margins in our pharma services and clinical trial business.

Total operating expenses for the second quarter of 2025 were $6.8 million, an increase of $0.1 million, or 1.7%, over the prior year period primarily driven by increases in recruiting expenses related to the Chief Commercial Officer search and higher temporary headcount spend related to our new product development, partially offset by lower compensation-related expenses related to timing of hiring that role.

Our net loss decreased to $0.2 million in the three months ended June 30, 2025, as compared to the prior year period, primarily driven by an increase in gross profit of $1.0 million due to increased revenues, partially offset by an operating expense increase of $0.1 million.

Adjusted EBITDA for the second quarter of 2025 was $0.3 million, or $0.01 per diluted share, compared to adjusted EBITDA of ($0.4) million, or ($0.01) per diluted share, for the prior year period. A reconciliation of adjusted EBITDA and adjusted diluted EPS is provided at the end of this press release.

Cash and cash equivalents were $8.1 million as of June 30, 2025, reflecting cash usage of $0.6 million in the second quarter of 2025.

2025 Guidance

●	Raising full year 2025 net revenues guidance to $39.5 - $40.5 million, representing growth of 18% - 20%, from prior range of $38.5 - $39.5 million

●	Reiterating full year 2025 gross margin guidance of 61% - 63%

●	Reiterating positive cash flow from operations for full year 2025 and ending cash balance greater than $8.1 million

Conference Call and Webcast Details

The Company will host a live conference call and webcast to discuss these results and provide a corporate update on Wednesday, August 6, 2025, at 4:30 PM ET.

To participate in the call, please dial (877) 407-0784 (domestic) or (201) 689-8560 (international). The live webcast will be available on the IR Calendar on the News/Events page of the Investors section of KORU Medical’s website.

Non-GAAP Measures

This press release includes the non-GAAP financial measures “adjusted diluted EPS” and “adjusted EBITDA” that are not in accordance with, nor an alternate to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on KORU Medical’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. Non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial results. Reconciliations of the Company’s non-GAAP measures are included at the end of this press release.

About KORU Medical Systems

KORU Medical develops, manufactures, and commercializes innovative and patient-centric large volume subcutaneous infusion solutions that improve quality of life for patients around the world. The Freedom Syringe Infusion System (“the Freedom System”) currently includes the Freedom60® and FreedomEdge® Syringe Infusion Drivers, Precision Flow Rate Tubing™ and HigH-Flo Subcutaneous Safety Needle Sets™. The Freedom System, which received its first FDA clearance in 1994, is used for self-administration in the home by the patient and/or delivery in an ambulatory infusion center by a healthcare professional. Through its Pharma Services and Clinical Trials business, KORU Medical provides products for use by biopharmaceutical companies in feasibility/clinical trials during the drug development process and, as needed, is capable of customizing the Freedom System for clinical and commercial use across multiple drug categories. For more information, please visit www.korumedical.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All statements that are not historical fact are forward-looking statements, including, but not limited to, financial guidance for fiscal 2025. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial position, results of operations, plans, objectives, future performance, and business. Forward-looking statements can be identified by words such as “guidance”, “expect”, “plan”, “believe” and “will”. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, uncertainties associated with SCIg market growth, prefilled syringe penetration, plasma supply, clinical trial activity and success, approval and commercialization of new drug indications, the shift to increased healthcare delivery in the home, new patient diagnoses, customer ordering patterns, global health crises, innovation and competition, labor and supply price increases, inflationary impacts, labor supply, tariffs and those risks and uncertainties included under the captions “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which are on file with the SEC and available on our website at www.korumedical.com/investors and on the SEC website at www.sec.gov. All information provided in this release and in the attachments is as of August 6, 2025. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Investor Contact:

Louisa Smith

investor@korumedical.com

KORU MEDICAL SYSTEMS, INC.

BALANCE SHEETS

	June 30,	December 31,
	2025	2024
	(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$8,054,716	$9,580,947
Accounts receivable less allowance for credit losses of $0 as of June 30, 2025 and December 31, 2024	4,929,071	5,720,750
Inventory	3,947,843	2,803,669
Other receivables	161,190	277,193
Prepaid expenses	486,524	749,851
TOTAL CURRENT ASSETS	17,579,344	19,132,410
Property and equipment, net	4,370,629	4,290,515
Intangible assets, net of accumulated amortization of $493,244 and $458,538 as of June 30, 2025 and December 31, 2024, respectively	698,974	730,279
Operating lease right-of-use assets	2,768,376	2,966,341
Other assets	98,970	98,970
TOTAL ASSETS	$25,516,293	$27,218,515

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$1,094,539	$1,649,969
Accrued expenses	3,635,525	3,924,184
Note payable	—	271,152
Other liabilities	104,102	29,269
Accrued payroll and related taxes	688,942	811,401
Financing lease liability – current	118,647	115,587
Operating lease liability – current	409,019	400,258
TOTAL CURRENT LIABILITIES	6,050,774	7,201,820
Financing lease liability, net of current portion	145,469	202,613
Operating lease liability, net of current portion	2,793,676	3,000,403
TOTAL LIABILITIES	8,989,919	10,404,836

STOCKHOLDERS’ EQUITY
Common stock, $0.01 par value, 75,000,000 shares authorized, 49,655,459 and 49,377,617 shares issued 46,234,957 and 45,957,115 shares outstanding as of June 30, 2025, and December 31, 2024, respectively	496,555	493,776
Additional paid-in capital	50,664,323	49,581,303
Treasury stock, 3,438,526 shares as of June 30, 2025 and December 31, 2024, at cost	(3,882,494)	(3,882,494)
Accumulated deficit	(30,752,010)	(29,378,906)
TOTAL STOCKHOLDERS’ EQUITY	16,526,374	16,813,679
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$25,516,293	$27,218,515

KORU MEDICAL SYSTEMS, INC.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024

NET REVENUES	$10,194,800	$8,430,089	$19,829,875	$16,627,887
Cost of goods sold	3,719,031	2,950,339	7,307,771	6,044,839
Gross Profit	6,475,769	5,479,750	12,522,104	10,583,048

OPERATING EXPENSES
Selling, general and administrative	5,384,148	5,319,688	11,343,522	10,677,308
Research and development	1,194,789	1,134,232	2,309,398	2,609,907
Depreciation and amortization	209,487	217,864	426,844	449,233
Total Operating Expenses	6,788,424	6,671,784	14,079,764	13,736,448

Net Operating Loss	(312,655)	(1,192,034)	(1,557,660)	(3,153,400)

Non-Operating Income/(Expense)
Gain/(Loss) on currency exchange	44,193	(10,680)	49,781	(22,159)
Loss on disposal of fixed assets, net	—	—	—	(300)
Interest income, net	78,951	213,999	152,130	251,186
TOTAL OTHER INCOME	123,144	203,319	201,911	228,727

LOSS BEFORE INCOME TAXES	(189,511)	(988,715)	(1,355,749)	(2,924,673)

Income Tax Expense	(17,356)	—	(17,356)	—

NET LOSS	$(206,867)	$(988,715)	$(1,373,105)	$(2,924,673)

NET LOSS PER SHARE

Basic & Diluted	$(0.00)	$(0.02)	$(0.03)	$(0.06)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING

Basic & Diluted	46,193,709	45,811,373	46,088,353	45,761,799

KORU MEDICAL SYSTEMS, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Months Ended
	June 30,
	2025	2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(1,373,105)	$(2,924,673)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense and warrant expense	1,113,334	1,314,384
Depreciation and amortization	426,844	449,233
Loss on disposal of fixed assets	—	300
Non-cash lease adjustments	—	(10,994)
Changes in operating assets and liabilities:
Accounts receivable	791,679	(1,800,871)
Inventory	(1,144,174)	892,551
Prepaid expenses and other assets	379,330	774,313
Other liabilities	74,833	(64,731)
Accounts payable	(555,430)	620,498
Accrued payroll and related taxes	(122,459)	(18,691)
Accrued expenses	(288,659)	433,296
NET CASH USED IN OPERATING ACTIVITIES	(697,807)	(335,385)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(472,252)	(257,367)
Purchases of intangible assets	(3,400)	(24,216)
NET CASH USED IN INVESTING ACTIVITIES	(475,652)	(281,583)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on insurance finance indebtedness	(271,152)	(314,344)
Payments on finance lease liability	(54,084)	(53,995)
Payments for taxes related to net share settlement of equity awards	(27,536)	(38,932)
NET CASH USED IN FINANCING ACTIVITIES	(352,772)	(407,271)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,526,231)	(1,024,239)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	9,580,947	11,482,240
CASH AND CASH EQUIVALENTS, END OF PERIOD	$8,054,716	$10,458,001

Supplemental Information
Cash paid during the periods for:
Interest	$7,563	$20,491
Income taxes	$17,356	$—

KORU MEDICAL SYSTEMS, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

Three and Six Months Ended June 30, 2025

			Additional			Total
	Common Stock		Paid-in	Accumulated	Treasury	Stockholders’
	Shares	Amount	Capital	Deficit	Stock	Equity

BALANCE, DECEMBER 31, 2024	49,377,617	$493,776	$49,581,303	$(29,378,906)	$(3,882,494)	$16,813,679
Issuance of stock-based compensation	183,881	1,839	95,661	—	—	97,500
Compensation expense related to stock options	—	—	359,197	—	—	359,197
Compensation related to restricted stock	—	—	227,860	—	—	227,860
Issuance of warrants	—	—	13,032	—	—	13,032
Net loss	—	—	—	(1,166,237)	—	(1,166,237)
BALANCE, MARCH 31, 2025	49,561,498	$495,615	$50,277,053	$(30,545,143)	$(3,882,494)	$16,345,031

Issuance of stock-based compensation	93,961	940	96,560	—	—	97,500
Compensation expense related to stock options	—	—	147,944	—	—	147,944
Compensation related to restricted stock	—	—	142,766	—	—	142,766
Net loss	—	—	—	(206,867)	—	(206,867)
BALANCE, JUNE 30, 2025	49,655,459	$496,555	$50,664,323	$(30,752,010)	$(3,882,494)	$16,526,374

Three and Six Months Ended June 30, 2024

			Additional			Total
	Common Stock		Paid-in	Retained	Treasury	Stockholders’
	Shares	Amount	Capital	Deficit	Stock	Equity

BALANCE, DECEMBER 31, 2023	49,089,864	$490,899	$47,018,707	$(23,312,273)	$(3,843,562)	$20,353,771
Issuance of stock-based compensation	53,725	537	123,267	—	—	123,804
Compensation expense related to stock options	—	—	393,113	—	—	393,113
Compensation related to restricted stock	—	—	130,676	—	—	130,676
Issuance of warrants	—	—	52,125	—	—	52,125
Net loss	—	—	—	(1,935,958)	—	(1,935,958)
BALANCE, MARCH 31, 2024	49,143,589	$491,436	$47,717,888	$(25,248,231)	$(3,843,562)	$19,117,531

Issuance of stock-based compensation	41,138	411	136,020	—	(38,932)	97,500
Compensation expense related to stock options	—	—	401,218	—	—	401,218
Compensation related to restricted stock	55,061	551	63,434	—	—	63,984
Issuance of warrants	—	—	13,032	—	—	13,032
Net loss	—	—	—	(988,715)	—	(988,715)
BALANCE, JUNE 30, 2024	49,239,788	$492,398	$48,331,591	$(26,236,946)	$(3,882,493)	$18,704,550

KORU MEDICAL SYSTEMS, INC.

SUPPLEMENTAL INFORMATION

(UNAUDITED)

A reconciliation of our non-GAAP measures is below:

	Three Months Ended		Six Months Ended
Reconciliation of GAAP Net (Loss)	June 30,		June 30,
to Non-GAAP Adjusted EBITDA:	2025	2024	2025	2024
GAAP Net Loss	$(206,867)	$(988,715)	$(1,373,105)	$(2,924,673)
Reorganization Charges	—	—	—	99,329
Depreciation and Amortization	209,487	217,864	426,844	449,233
Interest (Income)/Expense, Net	(78,951)	(213,999)	(152,130)	(251,186)
Stock-based Compensation Expense	415,744	614,666	1,113,334	1,314,384
Non-GAAP Adjusted EBITDA	$339,413	$(370,184)	$14,943	$(1,312,913)

Weighted average number of common shares	46,193,709	45,811,373	46,088,353	45,761,799

	Three Months Ended		Six Months Ended
Reconciliation of Reported Diluted EPS	June 30,		June 30,
to Non-GAAP Adjusted Diluted EPS:	2025	2024	2025	2024
Reported Diluted Earnings Per Share	$0.00	$(0.02)	$(0.03)	$(0.06)
Depreciation and Amortization	0.00	0.00	0.01	0.01
Stock-based Compensation Expense	0.01	0.01	0.02	0.03
Non-GAAP Adjusted Diluted Earnings Per Share	$0.01	$(0.01)	$0.00	$(0.02)

*Numbers presented are rounded to the nearest whole cent

Reorganization Charges. We have excluded the effect of reorganization charges in calculating our non-GAAP measures. In 2024 we incurred severance expenses related to corporate reorganization, which we would not have otherwise incurred in periods presented as part of continuing operations.

Stock-based Compensation Expense. We have excluded the effect of stock-based compensation expense in calculating our non-GAAP measures. We record non-cash compensation expenses related to grants of equity-based awards for executives, employees, consultants, and directors. Depending upon the size, timing and the terms of the grants, the non-cash compensation expense may vary significantly but is expected to recur in future periods.